Victory Portfolios

Victory High Yield Fund

Class A, Class C, Class R, and Class Y

(the “Fund”)

Supplement dated September 27, 2024, to the

Summary Prospectus and Prospectus dated May 1, 2024, as supplemented

This Supplement is intended to highlight certain changes to the Prospectus dated May 1, 2024, as supplemented. Please review these matters carefully.

Effective as of the close of business on October 3, 2024, Robert Simmons will no longer serve as the Fund’s Portfolio Manager and the members of Victory Capital’s Victory Income Investors investment franchise who will continue to manage the Fund are listed below.

To reflect these changes, the “Portfolio Management” table under the section titled “Management of the Fund” is deleted in its entirety and replaced with the following:

	Title	Tenure with the Fund
James F. Jackson, Jr. CFA	Co-Chief Investment Officer, Head of Fixed	September 2024
Income Portfolio Management, and Senior
Portfolio Manager
Kurt Daum, J.D.	Senior Portfolio Manager	September 2024
Jason Lincoln	Portfolio Manager and Senior Fixed Income	September 2024
Research Analyst

The disclosure referencing Robert Simmons under the subheading “Portfolio Management” under the section titled “Organization and Management of the Fund” on page 51 of the Prospectus is deleted and replaced with the following:

James F. Jackson, Jr., CFA, Co-Chief Investment Officer, Head of Fixed Income Portfolio Management, and Senior Portfolio Manager, Victory Income Investors, a Victory Capital investment franchise, has co-managed the Fund since September 2024. Mr. Jackson has 24 years of investment management experience including 10 years with USAA Asset Management Company (“AMCO”), which was acquired by the Adviser’s parent company in 2019. Education: M.B.A. with High Distinction, Ross School of Business, University of Michigan; B.S., United States Naval Academy. He holds the CFA designation and is a member of the CFA Institute and the CFA Society of San Antonio.

Kurt Daum, J.D., Senior Portfolio Manager, Victory Income Investors, a Victory Capital investment franchise, has co-managed the Fund since September 2024. Mr. Daum has 22 years of investment management experience including six years with AMCO, which was acquired by the Adviser’s parent company in 2019. Education: B.B.A., University of Texas at Austin; J.D., University of Texas School of Law.

Jason Lincoln, CFA, Portfolio Manager and Senior Fixed Income Research Analyst, Victory Income Investors, a Victory Capital investment franchise, has co-managed the Fund since September 2024. He has 16 years of investment management experience including six years with AMCO, which was acquired by the Adviser’s parent company in 2019. Education: MBA, Alvarez College of Business, University of Texas at San Antonio, and a B.A., University of Texas at Austin. He holds the CFA designation and is a member of the CFA Institute and the CFA Society of San Antonio.

If you wish to obtain more information, please call the Victory Funds at 800-539-FUND (3863).

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.